SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 11, 1998


                            ULTRALIFE BATTERIES, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                       0-20852                 16-1387013
----------------------------           -----------            ----------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



1350 ROUTE 88 SOUTH, NEWARK, NEW YORK                             14513
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (315) 332-7100
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

            On June 11, 1998, the Company issued a press release reporting that the Company's fourth quarter financial results would not meet the Company's expectations. A copy of the press release is attached to this Form 8-K as
Exhibit 99.01.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial statements of business acquired:

                  Not applicable.

            (b)   Pro forma financial information:

                  Not applicable.

            (c)   Exhibits:

                  99.01 Ultralife Batteries, Inc. Press Release dated June 11, 1998.


                                S I G N A T U R E

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ULTRALIFE BATTERIES, INC.



Date: June 11, 1998                           By:  /s/ Frederick F. Drulard
                                                 -------------------------------
                                                  Frederick F. Drulard
                                                  Vice President, Finance





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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.01             Ultralife Batteries, Inc. Press Release dated June 11, 1998.







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